Supplement dated May 7, 2014
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Maryland Intermediate Municipal Bond Fund	09/01/2013
Effective July 7, 2014 (the Effective Date), the Fund's name is changed to Columbia AMT-Free Maryland Intermediate Muni Bond Fund. Additionally, the first paragraph under the caption "Principal Investment Strategies" in the summary prospectus and in the "Summary of the Fund" and "More Information About the Fund" sections of the prospectus is hereby superseded and replaced with the following information:
As a matter of non-fundamental policy (which may be changed without shareholder approval), under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities that pay interest exempt from U.S. federal income tax (including the federal alternative minimum tax (AMT)) and Maryland individual income tax. These securities are issued by or on behalf of the State of Maryland and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by funds that invest in such securities. Qualified issuers include issuers located in U.S. territories Guam, Puerto Rico and the U.S. Virgin Islands. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation. In addition, as a matter of non-fundamental policy, the Fund will not invest in securities that pay income subject to the federal AMT. The non-fundamental policies discussed above may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given at least 60 days’ advance written notice of such change.
In addition, on the Effective Date, the last paragraph under the caption "Principal Investment Strategies" in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following:
In addition to the Fund’s non-fundamental policies discussed above, as a matter of fundamental policy (which may not be changed without shareholder approval), under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities that pay interest exempt from U.S. federal income tax (but not necessarily the federal AMT) and Maryland individual income tax.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP190_04_001_(05/14)